EXHIBIT 32
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  CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
               (SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITIED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Ac of 2002, subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Indiginet, Inc., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the three months Ended June 30, 2003 as filed with the Securities and Exchange Commission that: (1) the accompanying quarterly report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         INDIGINET, INC.


Date: August 25, 2003
                                          /s/ Mark Ellis
                                         --------------------------------------
                                          Mark Ellis, Chief Executive Officer
                                          and Chief Financial Officer




The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C., Section 1350, and pursuant to SEC Release No. 33-8238 are being "furnished" to the SEC rather than "filed" either as part of the Report or as a spearate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.